UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  August 16, 2012

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Sport Chalet Drive, La Cañada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of 2014 Performance Objectives Under Long-Term Incentive Plan

On August 16, 2012, the Compensation Committee of the Board of Directors of Sport Chalet, Inc. (the “Company”) approved the performance objectives for fiscal 2014 under the long-term incentive plan (“LTI Plan”) for the Company’s Chief Executive Officer.

Under the LTI Plan, the Chief Executive Officer is eligible to earn a cash bonus based upon the Company’s achievement of certain performance objectives in fiscal 2014.  The Company must achieve a threshold performance level in order for any bonus to be paid under the LTI Plan.  Once the Company’s threshold performance level has been met, the bonus opportunity will vary depending on the extent to which the Company has exceeded its threshold performance level, up to 120% of the target bonus.  The target award is $325,000, and the award, if any, will be paid in the year following the performance period.  The financial measures for the LTI Plan award are based on improved net income, a reduction in the debt to EBITDA ratio, growth of online sales, and growth of the Team Sales Division, as well as quantifiable strategic metrics deemed to be important to the operating performance of the Company.

Each of the performance objectives was selected from a list of performance objectives under the Company’s 2004 Equity Incentive Plan approved by its stockholders at the 2011 annual meeting of stockholders.

The LTI Plan is intended to be an ongoing program under which the Compensation Committee will grant new long-term compensation awards each year. However, the Compensation Committee is not obligated to grant awards under the program each year, and it may grant awards in any given year with terms that vary from those set forth above in any respect, including, among other things, the performance objectives, the aggregate award values and the performance period. All determinations, interpretations and assumptions relating to the vesting and the calculation of the awards under the program will be made by the Compensation Committee.

There is no assurance that the Company will achieve the performance objectives established by the Compensation Committee in any fiscal year.

Craig Levra, Chairman and Chief Executive Officer intends to use the proceeds from the award, if any, to reduce the outstanding balance of the loan obtained to pay his income taxes resulting from the 2005 recapitalization plan and to purchase additional shares of Class B Common Stock for which 791,435 shares of Class B Common Stock are pledged as collateral.

Item 5.07.  Submission of Matters to a Vote of Security Holders

Results of the Annual Meeting

The Company held its 2012 annual meeting of stockholders (the "Annual Meeting") on August 16, 2012.  The following matters were submitted to a vote of the Company's security holders at the Annual Meeting:  (1) the election of seven persons to the Board of Directors of the Company, each to hold office until the next annual meeting of stockholders and until his or her successors shall have been duly elected and qualified, subject to his or her earlier death, resignation, disqualification or removal; and (2) the ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2013.

The final results of the vote on each proposal is as follows:

1.           Election of Directors

John R. Attwood*	For: 1,850,615 Withheld: 28,190 Broker Non-Votes: 331,726
Rachel C. Glaser+	For: 1,850,466 Withheld: 28,339 Broker Non-Votes: 331,726
Donald J. Howard+	For: 1,850,416 Withheld: 28,389 Broker Non-Votes: 331,726
Craig L. Levra+	For: 1,850,318 Withheld: 28,487 Broker Non-Votes: 331,726
Eric S. Olberz+	For: 1,850,212 Withheld: 28,593 Broker Non-Votes: 331,726

*	Mr. Attwood was elected by the holders of the Class A Common Stock voting as a separate class.

+
Ms. Glaser and Messrs. Howard, Levra, Olberz, Scoville and Ventrudo were elected by the holders of the Class A Common Stock and the holders of the Class B Common Stock voting together as a single class.

Randall G. Scoville+	For: 1,850,420 Withheld: 28,384 Broker Non-Votes: 331,726
Kevin J. Ventrudo+	For: 1,860,273 Withheld: 18,586 Broker Non-Votes: 331,726

2.           Ratification of Appointment of Independent Registered Public Accounting Firm

For: 2,196,307 Withheld: 13,529 Abstain: 695 Broker Non-Votes: 0

Item 7.01.  Regulation FD Disclosure

On August 16, 2012, Craig L. Levra, the Chairman of the Board, President and Chief Executive Officer of the Company, made a presentation to the Annual Meeting.  A copy of the slides accompanying Mr. Levra's presentation is attached as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Non-GAAP Financial Measure

In addition to reporting the Company’s financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provides information regarding EBITDA.  This measure is considered non-GAAP and is not preferable to GAAP financial information.  EBITDA, as defined in the Company’s current bank loan agreement as (loss) income before (benefit) provision for income taxes, interest expense, depreciation and amortization, certain non-cash charges as well as share-based compensation expense, is a non-GAAP measure of liquidity and is included in the presentation to provide information concerning the Company’s performance.  Management also believes EBITDA is useful because it is frequently used by analysts and investors in evaluating companies.  In addition, management uses EBITDA, along with other GAAP measures, in evaluating operating performance compared to that of other companies because the calculation of EBITDA generally eliminates the effects of financing, operating in different income tax jurisdictions, and the accounting effects of capital spending.  When analyzing operating performance, investors should use EBITDA in addition to, and not as an alternative for, income (loss) from operations and net income (loss), each as a determined in accordance with GAAP.  Because not all companies use identical calculations, this presentation of EBITDA may not be comparable to similarly titled measures used by other companies.  Furthermore, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as tax and debt service payments.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the exhibits to this Report, the matters set forth therein are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to,  the ability of the Company to successfully execute its operating and strategic initiatives; the ability of the Company to maintain the reduced level of operating expenses; the negative effect of the economic downturn on the Company's sales; limitations on borrowings under the Company's bank credit facility; the ability of the Company to control operating expenses and costs; the ability of the Company to maintain its relationships with vendors; the competitive environment of the sporting goods industry in general and in the Company’s specific market areas; inflation; the challenge of maintaining its competitive position; changes in costs of goods and services; the weather and economic conditions in general and in the Company’s specific market areas; risks associated with the concentration of the Company's stores in California, Arizona and Nevada; and such factors as may be detailed from time to time in the Company's filings with the United States Securities and Exchange Commission.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Presentation slides for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2012	SPORT CHALET, INC.

	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice
President-Finance, Chief Financial Officer
and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation slides for the Annual Meeting.